[graphic omitted]


                                 Annual Report
                                October 31, 1997

                               Chairman's Letter
                               -----------------
 Dear Stockholder,

     Prior to reviewing The Irish Investment Fund, Inc.'s (the "Fund") fiscal year ended October 31, 1997, I would like to comment briefly on the final quarter. The Irish equity market declined by 0.4% in Irish pound terms in the final quarter of the Fund's fiscal year. The weakness of the U.S. dollar translated this return into an increase of 2.9% in U.S. dollar terms. By comparison, the net asset value ("NAV") of the Fund increased to $19.99 from $19.28, a gain of 3.7%.

     Over the fiscal year, the Irish equity market produced a return of 37.7% in Irish pound terms. While the dollar weakened in the final quarter, it still ended the year stronger than it began it, and, as a result, the market return, in U.S. dollar terms, was 27.2%. In the same period, the total return on the Fund, inclusive of the re-investment of distributions, was 17.03%.

     ECONOMIC REVIEW

     At a time when many of the Asian "Tiger" economies are faltering, the Irish "Celtic Tiger" goes from strength to strength. The Irish Central Bank has been increasing its growth forecasts over the course of 1997 and now expects gross national product ("GNP") to increase by 6.75% over that period. This marks the fourth successive year of rapid Irish economic growth - GNP expanded by 6.9% in 1996, 8.0% in 1995 and 7.6% in 1994.

     Over 1997, the key economic features have been a clear acceleration in consumer spending and a strong rebound in manufacturing production. The growth rate of retail sales has accelerated during 1997 with year-over-year increases of 5.8% in Q1 1997, 5.9% in Q2 1997 and 8.8% in Q3 1997. New car sales in the first ten months increased by 10.4% to 122,328, which represents a record year for car sales in Ireland.

     Buoyant consumer spending has also resulted in vigorous growth in Government tax revenues which increased by 14.0% in the first ten months of 1997 over previous year levels. As a result, based on current trends, the Government is likely to incur little or no borrowing in 1997 and is well placed to fund infrastructural spending and tax reduction in 1998.

     Output in the manufacturing sector rebounded in 1997 following a brief slowdown in the second half of 1996. In the three month period May through July 1997, output increased by 14.5% over 1996 levels, driven in particular by the high-technology sector. The Irish unemployment rate continued to decline and stood at 10.6% at the end of September 1997. This represents a significant decrease from the 15.6% level registered at the end of 1993.

     Most importantly, buoyant economic performance and employment growth are being achieved without inflationary consequences. The consumer price inflation rate stood at 1.3% for the year to mid October 1997. Indeed, house prices remain the only real inflationary concern with the prices of pre-owned housing increasing by 14.9% in the second quarter of 1997 over previous year levels.

     STOCK MARKET REVIEW

     As mentioned above, the Irish equity market was almost unchanged over the final quarter delivering a return of -0.4%, which left the market ahead by 37.7% over the Fund's fiscal year. The following is a comparison of the Irish equity market with major international markets:

                                     Quarter Ended           Year Ended
                                   October 31, 1997       October 31, 1997
                                 ---------------------  --------------------
                                   Local                  Local
                                  Currency       U.S.$   Currency      U.S.$
U.S. Equities                        - 4.1%     - 4.1%      29.7%      29.7%
U.K. Equities                        - 0.1%       2.3%      17.2%      20.7%
Japanese Equities                    -19.1%     -20.3%     -19.6%     -24.0%
Irish Equities                       - 0.4%       2.9%      37.7%      27.2%

     The key features of the Irish market over the quarter were Asian-related falls in global stockmarkets and the release of interim results from many of our leading companies. Irish stocks do not have significant direct exposure to Asian economies and the Irish market has performed satisfactorily in the face of volatile international stockmarkets.

     Interim results were a focus of the quarter under review and once again results matched or exceeded investor expectations. Allied Irish Banks, the biggest holding in the Fund, delivered an excellent set of interim results with pre-tax profits increasing by 20.0% and earnings per share by 21.8% in the six months to the end of June 1997. The bank is continuing to benefit from buoyant domestic lending conditions and experienced credit growth in Ireland of 20.6% over this period. The company's stock price was a victim of profit-taking over the most recent quarter, declining by 11.0% following strong outperformance earlier in the summer. Over the fiscal year of the Fund, Allied Irish Banks' stock price increased by 42.1%.

     Avonmore Waterford Group completed its merger during the quarter under review and, as a result of rationalization, investors may look forward to significant savings gains. The company now ranks as the fourth largest dairy processor in Europe. The company intends to reduce headcount by approximately 11% and expects to generate cost savings of approximately Brt Pd 40 million by 1999.

     Among smaller capitalized financial stocks, Hibernian Group (insurance/ financial services) delivered an excellent set of interim results with operating profits ahead by 26% and earnings per share by 27%. Over the past decade, Hibernian has achieved an average return on equity of 16.4%. The stock price increased by 11.9% over the quarter and by 58.0% over the fiscal year.

     OUTLOOK

     The Irish economy continues to deliver high levels of economic growth. The momentum as we begin 1998 remains strong. Over the course of 1998, financial markets will focus on European Monetary Union and Ireland remains on track to become a founding member of the new currency system.

     The overall price-to-earning ratio for the market stands at 16.1 times prospective 1997 earnings and the market offers a dividend yield of 2.5%. These valuation levels seem reasonable in the context of high equity market valuations on a global basis. The Fund retains its fully invested position.

     DISTRIBUTION

     I am pleased to advise you that the Board of Directors of the Fund has declared an annual distribution in the amount of $0.770 per share consisting of $0.494 per share of long-term capital gains, $0.210 short-term capital gains and $0.066 per share of net investment income. One hundred percent of the long-term capital gains distribution of $0.494 per share should be considered taxable to shareholders as a 28% rate gain for federal income tax purposes. The distribution will be payable on December 31, 1997 to stockholders of record on December 23, 1997.

 Sincerely,

 /s/ Peter Hooper

     Peter Hooper
     Chairman of the Board

     December 17, 1997

                           Statement of Net Assets

  October 31, 1997

                                                 Shares    Value (Note A)
-------------------------------------------------------------------------
IRISH COMMON STOCKS (91.5%)
-------------------------------------------------------------------------
  Abbey                                         745,000  U.S. $ 2,801,013
  Adare Printing Group                          280,000         3,031,862
  Allied Irish Banks                          1,817,688        15,444,955
  Avonmore Waterford Group                      953,610         3,728,749
  Boxmore International                         393,000         1,773,098
  Clondalkin Group+                             348,850         3,042,885
  Crean (James)                                 147,625           288,617
  CRH                                         1,048,036        12,609,127
  FBD Holdings                                  260,000         1,173,042
  Fyffes                                      1,635,000         2,508,053
  Green Property Group                          900,000         5,414,039
  Greencore Group                               542,568         2,545,820
  Hibernian Group                               600,000         4,060,529
  Independent Newspapers                        309,999         1,818,209
  IONA Technologies+                            169,300         2,677,056
  Irish Life                                    500,000         2,631,824
  I.W.P., International                         639,886         3,079,438
  Jury's Hotel Group                            691,792         4,213,562
  Kerry Group, Series A                         465,000         5,629,472
  Smurfit (Jefferson) Group                   2,785,840         8,253,559
  United Drug                                   437,500         2,513,392
  Waterford Wedgewood                         2,065,739         2,392,131

TOTAL IRISH COMMON STOCKS
             (Cost U.S. $52,269,404)                           91,630,432
-------------------------------------------------------------------------
UNITED KINGDOM COMMON STOCKS (6.0%)
-------------------------------------------------------------------------
  Galen Holdings+                               450,000         2,101,700
  Powerscreen International                     330,000         3,860,034
TOTAL UNITED KINGDOM COMMON STOCKS
  (Cost U.S. $3,611,777)                                        5,961,734
-------------------------------------------------------------------------
TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
-------------------------------------------------------------------------
  (Cost U.S. $55,881,181#)                               U.S. $97,592,166

-------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (1.5%)
-------------------------------------------------------------------------
   (Interest Bearing)                     Face Value
   British Pound Sterling                  BP    25,013  U.S. $    41,947
                                           IP 1,006,272         1,513,332
TOTAL FOREIGN CURRENCY ON DEPOSIT
  (Cost U.S. $1,325,257)                                        1,555,279
-------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.0%)
-------------------------------------------------------------------------
  (Cost U.S. $57,206,438)                                      99,147,445
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
  Cash                                                            335,060
  Receivable for Investment Securities Sold                       789,824
  Dividends and Interest Receivable                               230,663
  Prepaid Expenses                                                 51,534
  Net Unrealized Depreciation of Forward
    Foreign Currency Contract (Note A)                           (224,030)
  Principal Investment Advisory Fee Payable (Note B)              (64,794)
  Co-Advisory Fee Payable (Note B)                                (21,598)
  Administration Fee Payable (Note B)                             (17,278)
  Accrued Directors' Fees and Expenses (Note C)                    (7,858)
  Other Liabilities                                               (97,754)
                                                              -----------
                                                                  973,769
-------------------------------------------------------------------------
NET ASSETS (100.0%)
-------------------------------------------------------------------------
  Applicable to 5,009,000 outstanding U.S. $.01 par
    value shares (authorized 20,000,000 shares)          U.S.$100,121,214
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------
  (U.S. $100,121,214 / 5,009,000)                        U.S.$      19.99
                                                                    =====
-------------------------------------------------------------------------
# Aggregate cost for U.S. Federal income tax purposes.
+ Non-income producing security.

               SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT
                  FORWARD FOREIGN CURRENCY CONTRACT TO SELL

                                          Contract to Deliver
                     ---------------------------------------------------------------
     Delivery                  Local                 In Exchange        Value in           Unrealized
       Date                  Currency                For U.S. $          U.S. $           Depreciation
---------------------  --------------------------   ----------------   --------------   ---------------------
    12/10/1997        Irish Pound 16,767,270         25,000,000        25,224,030         U.S. $   (224,030)
                                                                                               ============

                                                           Value (Note A)
--------------------------------------------------------------------------
AT OCTOBER 31, 1997 NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
  Common Stock, U.S. $.01 Par Value --
  Authorized 20,000,000 Shares;
  Issued and Outstanding 5,009,000 Shares                U.S. $     50,090
  Capital Surplus                                               54,517,462
  Undistributed Net Investment Income                              310,565
  Accumulated Net Realized Gain                                  3,523,423
  Unrealized Appreciation of Securities, Forward
    Foreign Currency Contracts, Foreign Currency
    and Net Other Assets                                        41,719,674
--------------------------------------------------------------------------
  TOTAL NET ASSETS                                       U.S. $100,121,214
--------------------------------------------------------------------------

            See Notes to Financial Statements.

                             Statement of Operations

                                                            For the Year Ended
                                                              October 31, 1997
------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends (Net of Withholding Taxes of U.S.$12,839)           U.S. $ 2,052,531
Interest                                                                42,242
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              2,094,773
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
  Principal Investment Advisory Fee (Note B) U.S.$  675,846
  Co-Advisory Fee (Note B)                          225,282
  Administration Fee (Note B)                       180,225
  Custodian Fees (Note B)                            61,090
  Directors' Fees and Expenses (Note C)              57,288
  Legal and Audit Fees                               40,295
  Other                                             151,457
------------------------------------------------------------------------------
TOTAL EXPENSES                                                       1,391,483
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  703,290
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE D)
------------------------------------------------------------------------------
  Realized Gain/(Loss) on:
    Securities Transactions                       3,392,357
    Forward Foreign Currency Contracts               15,390
    Foreign Currencies Transactions                (261,916)
                                                 ----------
  Net Realized Gain on Investments
    During the Year                                                  3,145,831
  Net Change in Unrealized Appreciation of:
    Securities                                   13,839,942
    Forward Foreign Currency Contracts              499,660
    Foreign Currency and Net Other Assets           179,246
                                                 ----------

  Net Unrealized Appreciation of Investments
    During the Year                                                 14,518,848
                                                                    ----------
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     17,664,679
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             U.S. $18,367,969
------------------------------------------------------------------------------
See Notes to Financial Statements.

                      Statement of Changes in Net Assets

                                        Year Ended         Year Ended
                                  October 31, 1997   October 31, 1996

Net Investment Income            U.S. $    703,290   U.S. $   718,953
Net Realized Gain on
  Investments                            3,145,831          2,289,808
Net Unrealized Appreciation
  of Investments                        14,518,848         14,791,357
                                      ------------        -----------
Net Increase in Net Assets
  Resulting from Operations             18,367,969         17,800,118
Distributions to Shareholders from:
  Net Investment Income                 (1,091,962)          (706,269)
  Net Realized Gains                    (1,788,213)          (646,161)
                                      ------------        -----------
Net Increase in Net Assets              15,487,794         16,447,688
---------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------
Beginning of Year                       84,633,420         68,185,732
                                      ------------        -----------

End of Year (Including
  Undistributed Net Investment
  Income of $310,565 and
  $1,079,986 at October 31, 1997
  and 1996, respectively)        U.S. $100,121,214   U.S. $84,633,420
                                      ============        ===========

See Notes to Financial Statements.

                             Financial Highlights

For a Fund share outstanding throughout each year.

                                                               Year Ended October 31,
              --------------------------------------------------------------------------------------------------------------------
                                        1997+            1996             1995             1994             1993             1992
Operating Performance:
Net Asset Value,
 Beginning of Year                U.S. $16.90      U.S. $13.61      U.S. $10.94      U.S. $ 9.54      U.S. $ 7.99      U.S. $ 9.75
                                       ------           ------           ------           ------           ------           ------
NetInvestmentIncome                      0.14             0.14             0.11             0.10             0.12             0.15
Net Realized and Unrealized
 Gain/(Loss) on Investments              3.53             3.42             2.67             1.37             1.66            (1.49)
                                       ------           ------           ------           ------           ------           ------
Net Increase/(Decrease)
 in Net Assets Resulting From
 Investment Operations                   3.67             3.56             2.78             1.47             1.78            (1.34)
Distributions to
 Shareholders from:
 Net Investment Income                  (0.22)           (0.14)           (0.11)           (0.07)           (0.12)           (0.23)
 Net Realized Gains                     (0.36)           (0.13)            --               --               --               --
 Capital Surplus                         --               --               --               --              (0.11)           (0.19)
                                       ------           ------           ------           ------           ------           ------
Total from Distributions                (0.58)           (0.27)           (0.11)           (0.07)           (0.23)           (0.42)
                                       ------           ------           ------           ------           ------           ------
Net Asset Value, End of Year      U.S. $19.99      U.S. $16.90      U.S. $13.61      U.S. $10.94      U.S. $ 9.54      U.S. $ 7.99
                                       ======           ======           ======           ======           ======           ======
Share Price, End of Year          U.S. $15.75      U.S. $14.00      U.S. $11.25      U.S. $10.13      U.S. $ 8.75      U.S. $ 7.00
                                       ======           ======           ======           ======           ======           ======
Total Investment Return*                17.03%           27.12%           12.46%           16.59%           29.34%           (6.35)%
                                       ======           ======           ======           ======           ======           ======
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)  U.S.$100,121      U.S.$84,633      U.S.$68,186      U.S.$54,785      U.S.$47,806      U.S.$40,018
Ratio of Net Investment
  Income to Average Net Assets           0.78%            0.95%            0.94%            0.93%            1.39%            1.62%
Ratio of Operating Expenses
  to Average Net Assets                  1.54%            1.63%            1.74%            1.87%            1.88%            1.80%
Portfolio Turnover Rate                    11%              12%              21%              13%              15%               7%
Average Commission Rate (Per
 Share of Security)#                   $0.0094          $0.0096             N/A              N/A              N/A              N/A

* Based on share price and reinvestment of income distributions.
# Average commission rate as required by amended disclosure requirements effective September 1, 1995.
+ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period since the use of the undistributed income method did not accord with results of operations.

See Notes to Financial Statements.

                        Notes to Financial Statements

    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A. SIGNIFICANT ACCOUNTING POLICIES:

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required. For the year ended October 31, 1997, permanent differences resulting from book and tax accounting for currency gains and losses were reclassified from undistributed net investment income to net realized gains.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:

    The Fund has entered into an investment advisory agreement (the "Principal Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Principal Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.75% of the value of its average weekly net assets.

    The Fund has also entered into an investment advisory agreement (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management Inc. ("Salomon Brothers Asset Management"). Under the U.S. Co-Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.25% of the value of its average weekly net assets.

    The Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    BankBoston serves as custodian of the Fund's assets held outside of Ireland. Bank of Ireland serves as custodian of the Fund's assets held in Ireland. During the year ended October 31, 1997, the Fund paid U.S. $60,394 in custodial fees to Bank of Ireland.

    For the year ended October 31, 1997, the Fund incurred total brokerage commissions of $46,853, of which $8,256 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS FEES:

    The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or Salomon Brothers Asset Management or any affiliate thereof, an annual retainer of U.S. $7,000, plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund U.S. $3,500 annually in addition to the amount he may receive as detailed above. Each Director will be reimbursed for travel and out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

    The cost of purchases and proceeds from sales of securities for the year ended October 31, 1997, excluding U.S. government and short-term investments, aggregated U.S. $10,076,758 and U.S. $14,301,130, respectively.

    At October 31, 1997, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $42,649,127 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $938,142.

E. COMMON STOCK:

    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On March 30, 1990, in conjunction with its initial underwriting, 5,000,000 shares of common stock were issued. Costs incurred in the initial offering of shares aggregated U.S. $1,231,000 and were charged to capital upon commencement of operations. No subsequent shares have been issued since the initial underwriting.

F. MARKET CONCENTRATION:

    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

G. SUBSEQUENT EVENT:

    The merger of Salomon Inc. (the parent company of Salomon Brothers Asset Management) and Travelers Group Inc. results in a technical change in control of Salomon Brothers Asset Management and, therefore, pursuant to the terms of the U.S. Co-Advisory Agreement, automatic termination upon the consummation of the merger. Effective November 28, 1997 (the date of the merger) the Irish Investment Fund entered into a new U.S. Co-Advisory Agreement with Salomon Brothers Asset Management. The fee under the new U.S. Co-Advisory Agreement is 0.20% of the value of the Fund's average monthly net assets.

                               *    *    *    *

    In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

                      Report of Independent Accountants

To the Stockholders and Board of Directors
The Irish Investment Fund, Inc.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Irish Investment Fund, Inc. (the "Fund") at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts

December 12, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent, as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

MEETING OF STOCKHOLDERS (UNAUDITED)

    On June 17, 1997, the Fund held its Annual Meeting of Stockholders. The following Directors were elected by the following votes: Peter J. Hooper -- 3,673,107 For; 45,533 Abstaining and William P. Clark -- 3,674,622 For; 44,018
Abstaining. Gerald F. Colleary, James M. Walton and Denis P. Kelleher continue to serve in their capacities as Directors of the Fund. In the only other matter voted upon, the selection of Price Waterhouse LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1997 was ratified by the following votes: 3,673,082 For; 10,513 Against; and 35,040 Abstaining.

TAX INFORMATION (UNAUDITED)

    For the year ended October 31, 1997, the amount of long term capital gains, distributed to stockholders by the Fund was $1,788,213.

                       THE IRISH INVESTMENT FUND, INC.

 -------------------------- DIRECTORS AND OFFICERS -------------------------
 Peter J. Hooper - Chairman of the Board
 William P. Clark - Director
 Gerald F. Colleary - Director
 Denis P. Kelleher - Director
 James M. Walton - Director
 Richard H. Rose - President and Treasurer
 William H. Harkins - Assistant Treasurer
 Brigid O. Bieber - Secretary
 Elizabeth A. Russell - Assistant Secretary

 ----------------------- PRINCIPAL INVESTMENT ADVISOR ----------------------
 Bank of Ireland Asset Management (U.S.) Limited
 20 Horseneck Lane
 Greenwich, Connecticut 06830

 ----------------------------- U.S. CO-ADVISOR -----------------------------
 Salomon Brothers Asset Management Inc
 Seven World Trade Center
 New York, New York 10048

 ------------------------------ ADMINISTRATOR ------------------------------
 First Data Investor Services Group, Inc.
 One Exchange Place
 53 State Street
 Boston, Massachusetts 02109

 -------------------------------- CUSTODIANS -------------------------------
 Bank of Ireland
 Lower Baggot Street
 Dublin 2, Ireland

 BankBoston
 150 Royall Street
 Canton, Massachusetts 02021

 ----------------------- STOCKHOLDER SERVICING AGENT -----------------------
 American Stock Transfer & Trust Company
 40 Wall Street
 New York, New York 10005

 ------------------------------ LEGAL COUNSEL ------------------------------
 Sullivan & Cromwell
 125 Broad Street
 New York, New York 10004

 ------------------------- INDEPENDENT ACCOUNTANTS -------------------------
 Price Waterhouse LLP
 160 Federal Street
 Boston, Massachusetts 02110

 ------------------------------ CORRESPONDENCE -----------------------------
 ALL CORRESPONDENCE SHOULD BE ADDRESSED TO
   The Irish Investment Fund, Inc.
   c/o First Data Investor Services Group, Inc.
   One Exchange Place -- BOS865
   53 State Street
   Boston, Massachusetts 02109

 TELEPHONE INQUIRIES SHOULD BE DIRECTED TO
   1-800-GO-TO-IRL (1-800-468-6475)